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                                                                    Exhibit 10.3

                                RESIDENTIAL LEASE

     1.  PARTIES:
         This Lease is made and entered into effective this 20th day of August, 2004 ("Commencement Date"), by and between Genencor International, Inc. (hereinafter referred to as "Landlord") and Richard J. Ranieri (individually, "Executive Employee") and Nancy J. Ranieri (hereinafter referred to collectively as "Tenant").

     2.  PREMISES:
         Landlord hereby leases to Tenant and Tenant hereby leases from Landlord, on the terms and conditions hereinafter set forth, that certain real
property and the residence located thereon situated in the City of [   ], County
of [   ], State of California, commonly known as [residential address].

     3.  TERM:
         The Term of this Lease shall commence on the date Landlord acquires title to the Premises, and end on the sooner to occur of the following: (i) Thirty-six (36) calendar months following the Commencement Date; (ii) six (6) calendar months following the date of Executive Employee's Termination with Cause (as that term is defined in the Executive Employee's Employment Agreement with Landlord); or (iii) twenty-four (24) calendar months following the date of termination of Executive Employee's employment with Landlord for any other reason. Additionally, Tenant, at its option, may terminate this Lease upon thirty (30) days' prior notice to Landlord.

         Upon expiration of the first thirty-six month term of this Lease, and annually thereafter, Tenant shall have the option to renew the term of this Lease for successive twelve (12) month periods (each a "Renewal Term"), only upon mutually agreed terms and conditions.

     4.  RENT:
Tenant shall pay to Landlord as rent for the Premises ("Base Rent"), the sum of four thousand five hundred ($4,500) dollars per month, in advance on the first day of each month during the term hereof. Base Rent shall be payable as follows:
$3,300 payable in cash by Tenant and $1,200 per month as a credit from Landlord, in exchange for services rendered to Landlord by Executive Employee. During any period during the term of this Lease when Executive Employee is not employed by Landlord due to either voluntary termination or Termination with Cause, all Base Rent shall be payable by Tenant in cash.


Base Rent shall be payable without notice or demand and without any deduction, off-set, or abatement in lawful money of the United States to the Landlord at the address stated herein for notices or to such other persons or such other places as the Landlord may designate to Tenant in writing. All rent, additional rent and other amounts payable by Tenant hereunder shall be referred to as "Rent."


     5.  SECURITY DEPOSIT:
         Tenant shall deposit with Landlord upon the execution of this Lease the sum of zero ($ 0) dollars as a security deposit for the Tenant's faithful performance of the provisions of this Lease. If Tenant fails to pay rent or other charges due hereunder, or otherwise defaults with respect to any provision of this Lease, Landlord may use the security deposit, or any portion of it, to cure the default or compensate Landlord for all damages sustained by Landlord resulting from Tenant's default. Tenant shall immediately on demand pay to Landlord the sum equal to that portion of the security deposit expended or applied by Landlord which was provided for in this paragraph so as to maintain the security deposit in the sum initially deposited with Landlord. Landlord shall not be required to keep the security deposit separate from its general account nor shall Landlord be required to pay Tenant any interest on the security deposit. If Tenant performs all of Tenant's obligations under this Lease, the security deposit or that portion thereof which has not previously been applied by the Landlord, shall be returned to Tenant within three (3) weeks after the expiration of the term of this Lease, or after Tenant has vacated the premises, whichever is later.

     6.  POSSESSION:
         [intentionally omitted]

     7.  USE:
         It is agreed that the Premises shall be used only for residence purposes and for no other purposes whatsoever. Tenant in his possession, use and occupancy of the Premises agrees to observe and comply with all restrictions, laws and ordinances affecting said property or occupancy thereof; and Tenant further agrees that no use shall be made of the Premises, nor acts done which will increase the existing rate of insurance upon the Premises or will cause a cancellation of any insurance policy covering the Premises.

     8.  UTILITIES:
         The Tenant shall pay for all water, gas, heat, light, power, trash and disposal, cable service, telephone service, and other services supplied to the Premises, except as herein provided.

     9.  REPAIRS AND MAINTENANCE; SERVICES:

         LANDLORD'S RESPONSIBILITY. Landlord shall at its sole cost and expense keep and maintain all structural components of the Premises, including the exterior and load-bearing walls, foundation and roof structure, in good and sanitary order, condition, and repair, except where damage (if any) has been caused by the abuse or negligence of Tenant, in which event Tenant shall repair same at his sole cost and expense.

         TENANT'S RESPONSIBILITY. Tenant hereby agrees that the Premises are now in a tenantable and good condition and repair, and, except for those items specifically to be maintained by Landlord, Tenant shall at his sole cost and expense keep and maintain the Premises and all appurtenances and every part thereof, in the condition in which they were received, reasonable wear and tear excepted, including all electrical wiring, heating system, air conditioning system (if any), water heater, built-in appliances, water lines, roof membrane, exterior and interior surfaces (including painting), glass and windows, window coverings, doors, hardware, fixtures, driveway and all furniture, fixtures, goods and chattels (if any) belonging to Landlord, so that they shall remain in good and satisfactory order, condition and repair.

         ADDITIONAL SERVICES. The Tenant shall be responsible for obtaining and maintaining maintenance contracts covering pest control, landscape and lawn and swimming pool and swimming pool equipment for the Premises (the "Service Contracts"), and Tenant agrees to adequately water said landscaping. The Service Contracts shall be in form and substance reasonably acceptable to Landlord and shall not be changed in any material

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respect without Landlord's consent. Landlord shall give Tenant a rent credit in the amount paid by Tenant for the Service Contracts on a semiannual basis, upon presentation of paid invoices or other appropriate evidence of payment.

     10. ALTERATIONS AND ADDITIONS:
         Tenant shall not, without the Landlord's prior written consent, make any alterations, improvements or additions in or about the Premises and any additions to or alterations of the Premises (with the exception of movable furniture) shall at once become a part of the realty and belong to the Landlord. The Tenant shall keep the premises free from any liens arising out of any work performed, materials furnished or obligations incurred by the Tenant.

     11. HOLD HARMLESS; INSURANCE:
Tenant shall indemnify, defend and hold Landlord harmless from and against any and all claims arising from Tenant's use or occupancy of the Premises or from any activity, work, or things which may be permitted or suffered by Tenant in or about the Premises including all damages, costs, attorney's fees, expenses and liabilities incurred in the defense of any claim, or action or proceeding arising therefrom. Except for Landlord's willful or grossly negligent conduct, Tenant hereby assumes all risk of damage to property, including household furniture and goods, or injury to person in or about the Premises from any cause, and Tenant hereby waives all claims in respect thereof against Landlord.


         TENANT'S LIABILITY INSURANCE. Tenant shall procure at its sole cost and expense and keep in effect from the date of this Lease and at all times until the end of the Term either comprehensive General Liability insurance or Commercial General Liability insurance applying to the use and occupancy of the Premises. Such insurance shall include Broad Form Contractual liability insurance coverage insuring all of Tenant's indemnity obligations under this Lease. Such coverage shall have a minimum combined single limit of liability of at least $5,000,000 per occurrence and $5,000,000 aggregate. These required limits may be satisfied by combining General Liability Insurance with Umbrella Liability insurance.


         TENANT'S CASUALTY INSURANCE. Tenant shall procure and keep in effect from the date of this Lease and at all times until the end of the Term insurance covering Tenant's personal property, furniture and fixtures in the amount of their full replacement value.


         ADJUSTMENTS IN COVERAGE. If at any time during the Term the amount or coverage of insurance which Tenant is required to carry under this Section is, in Landlord's reasonable judgment, materially less than the amount or type of insurance coverage typically carried by owners or lessees of properties located in the immediate vicinity of the Premises, Landlord shall have the right to require Tenant to increase the amount or change the types of insurance coverage required under this Section.


         FORM OF POLICIES. All insurance policies required to be carried under this Lease:


                        (i) shall be written by companies rated A or better, with a financial rating of not less than Class X, in "Best's Insurance Guide" and authorized to do business in California;


                       (ii) shall be endorsed to name Landlord and any other persons designated by Landlord as additional insured solely as respects the Premises;


                      (iii) shall be written to apply to all bodily injury, property damage, personal injury and other covered loss, however occasioned, occurring during the policy term, or the onset of which occurred or arose during such policy term;


                       (iv) shall provide that their respective coverages shall be primary and that any insurance maintained by Landlord shall be excess insurance only;


                        (v) shall provide for severability of interests and that an act or omission of one of the named insureds shall not reduce or avoid coverage to the other named insureds; and


                       (vi) shall be endorsed to provide Landlord with not less than 30 days' notice of cancellation or change in terms.


Any deductible amounts under any insurance policies required hereunder shall be subject to Landlord's prior written approval. In any event deductible amounts shall not exceed $1,000 or such other amount as Landlord may reasonably specify. Tenant shall deliver to Landlord on or before the Commencement Date, and thereafter at least thirty (30) days before the expiration dates of expiring policies, certified copies of its insurance policies, or a certificate evidencing the same issued by the insurer thereunder, showing that all premiums have been paid for the full policy period; and, in the event Tenant shall fail to procure such insurance, or to deliver such policies or certificates, Landlord may, at its option and in addition to Landlord's other remedies in the event of a default by Tenant hereunder, procure the same for the account of Tenant, and the cost thereof, together with interest thereon, shall be paid to Landlord as Additional Rent.


         MUTUAL WAIVER OF SUBROGATION. Landlord and Tenant hereby release each other, and their respective authorized representatives, from any claims for damage to any person, or to the Premises (including the improvements and personal property located therein) that are caused by or result from risks insured against under any property insurance policies carried by the parties and in force at the time of such damage, provided that each party is able to obtain from its respective insurer(s), without payment of material additional premium, a waiver by such insurer(s) of all rights of subrogation or assignment of claims in connection with a claim against Landlord or Tenant, as the case may be, covered by such insurance. If such waiver of subrogation is not obtainable, or is obtainable only by payment of a material additional premium, the party seeking such waiver shall immediately notify the other party thereof and the other party shall have the choice of either (a) paying the additional premium, or (b) identifying one or more insurers reasonably acceptable to such party who are willing to provide the waiver. If neither (a) or (b) or done, this paragraph shall have no effect during any period in which a mutual waiver of subrogation by each party's insurer(s) is not in effect.

     12. DAMAGE TO PREMISES:
         (a) If the Premises is so damaged by fire or from any other cause as to render it untenantable, then either party shall have the right to terminate this Lease as of the date on which such damage occurs, through written notice to the other party, to be given within thirty (30) days after the occurrence of such damage; except that should such damage or destruction occur as the result of the abuse or negligence of Tenant, or its invitees so as to render the Premises untenantable, Landlord only shall have this right of termination.

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         Should this right be exercised by either Landlord or Tenant, then rent for the current month shall be prorated between the parties as of the date on which such damage occurred and any prepaid rent and unused security deposit shall be refunded to Tenant.
         (b) If this Lease is not terminated as provided in this paragraph 12, the Landlord shall promptly repair the Premises and there shall be a proportionate reduction of rent until the Premises are repaired and ready for Tenant's occupancy, such proportionate reduction to be based upon the extent to which the making of repairs interferes with Tenants reasonable use of the Premises.

     13. ASSIGNMENT AND SUBLETTING:
         Tenant shall not voluntarily or by operation of law assign, transfer, sublet, mortgage or otherwise transfer or encumber all or any part of Tenant's interest in this Lease or in the Premises without Landlord's prior written consent, which consent shall not be unreasonably withheld. The consent to one assignment or subletting shall not be construed as consent to any subsequent assignment or subletting. In the event Tenant requests Landlord's consent to any assignment or subletting, Landlord shall have the option (i) to consent to such assignment or subletting; (ii) to decline to consent to such assignment or subletting; or (iii) to elect to recapture the Premises and terminate this Lease. If Landlord elects to consent to such assignment or subletting, Landlord shall be entitled to receive 100% of the positive difference (if any) between the amount of any consideration received or to be received by Tenant from such assignment or subletting and the amount of rent payable hereunder.

     14. DEFAULT:
         It is agreed between the parties hereto that if any rent shall be due hereunder and unpaid, or if Tenant shall default and breach any other covenant or provision of the Lease, then the Landlord, after giving the proper notice required by law, may re-enter the Premises and remove any property and any and all persons therefrom in the manner allowed by law. The Landlord may, at its option, either maintain this Lease in full force and effect and recover the rent and other charges as they become due or, in the alternative, terminate this Lease. In addition, the Landlord may recover all rentals and any other damages and pursue any other rights and remedies which the Landlord may have against the Tenant by reason of such default as provided by law or in equity.

     15. ABANDONMENT:
         Tenant shall not vacate or abandon the Premises at any time during the term of this Lease.

     16. ENTRY BY LANDLORD:
         The Tenant shall permit the Landlord and/or its agents to enter into and upon the Premises at all reasonable times and upon reasonable notice for the purpose of inspecting it or for the purpose of maintaining the Premises, or for the purpose of exhibiting the Premises to prospective purchasers or tenants.

     17. ATTORNEY'S FEES:
         If either party commences an action against the other party arising out of or in connection with this Lease, the prevailing party shall be entitled to have and recover from the losing party reasonable attorney's fees and costs of suit.

     18. SURRENDER:
         On the last day of the term of this Lease, Tenant shall surrender the Premises to Landlord in good condition, broom clean, ordinary wear and tear and insured damage by fire and the elements excepted.

     19. HOLDING OVER:
         If Tenant, with the Landlord's consent, remains in possession of the Premises after expiration or termination of the term of this Lease, such possession by Tenant shall be deemed to be a tenancy at sufferance at a rental in the amount of 150% of the monthly rental plus all other charges payable hereunder, and upon all the provisions of this Lease applicable to such a tenancy.

     20. BINDING ON SUCCESSORS AND ASSIGNS:
         Each provision of this Lease performable by Tenant shall be deemed both a covenant and a condition. The terms, conditions and covenants of this Lease shall be binding upon and shall inure to the benefit of each of the parties hereto, their heirs, personal representatives, successors and assigns.

     21. NOTICES:
         Whenever under this Lease a provision is made for any demand, notice or declaration of any kind, it shall be in writing and served personally, sent by overnight courier or sent by registered or certified United States mail, postage prepaid, addressed at the address as set forth below:

TO LANDLORD AT:                               TO TENANT AT:
925 Page Mill Road                            [residential address]
Palo Alto, CA 94304
Attn: General Counsel


         Such notice shall be deemed to be received within forty-eight (48) hours from the time of mailing, if mailed as provided for in this paragraph, or upon receipt, if personally delivered or sent by overnight carrier.

     22. WAIVERS:
         No waiver by Landlord of any provision hereof shall be deemed a waiver of any other provision hereof or of any subsequent breach by Tenant of the same or any other provisions.

     23. TIME:
         Time is of the essence of this Lease.

     24. JOINT AND SEVERAL OBLIGATIONS:
         "Party" shall mean Landlord and Tenant; and if more than one person or entity is the Landlord or Tenant, the obligations imposed on the party shall be joint and several.

     25. OPTION TO PURCHASE:
         Provided that Tenant shall not then be in default hereunder, at any time during the Term hereof, Tenant shall have the option to purchase the Premises, by delivery to Landlord of written notice of their election at least seventy-five (75) days prior to the expiration of the term hereof. The


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purchase price of the Premises shall be the fair market value of the Premises at the time of purchase, determined in accordance with the provisions of this paragraph. The purchase price shall be payable all in cash and escrow shall close within seventy-five (75) days of the date of Tenant's notice of exercise of its option. All other terms of any purchase pursuant to this option shall be the same terms upon which Landlord purchased the Premises from Tenant and the parties agree to execute the same form of purchase contact (with appropriate adjustments for payment of purchase price and date of closing) as was executed by the parties previously.

         For purposes of this paragraph, the fair market value of the Premises shall be the price that a willing buyer would pay a willing seller for the Premises, without duress, on the terms contained in the purchase agreement. In the event Tenant elects to exercise its option, the parties shall meet and attempt to agree on the fair market value of the Premises. In the event the parties shall fail to agree on a fair market value within 30 days of Tenant's notice, each party shall select an appraiser (which appraiser shall be a licensed real estate broker or agent with no less than 7 years experience selling residential real property in the Los Alto area). The two appraisers shall meet and attempt to agree on the fair market value of the Premises. If two appraisers be appointed and such appraisers fail to agree on the fair market value of the Premises within 30 days of their appointment, such appraisers shall appoint a third appraiser having the same qualifications, but which shall not be affiliated in any way with the original appraisers. The third appraiser shall determine which of the two original appraisals is closest to the fair market value of the Premises within 15 days of his or her appointment, and such determination shall be final and binding as to the fair market value of the Premises. If either party fails to appoint an appraiser within such 30 days, the value determined by the sole appraiser shall be the fair market value of the Premises.


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         The parties hereto have executed this Lease to be effective on the date first above written.

LANDLORD:                                             TENANT:

Genencor International, Inc.                            /s/  Richard J. Ranieri
                                                      --------------------------
                                                      Richard J. Ranieri
By:    /s/  Jean-Jacques Bienaime
   -----------------------------------
          Jean-Jacques Bienaime                         /s/  Nancy J. Ranieri
                                                      --------------------------
                                                      Nancy J. Ranieri

Title:   Chairman, CEO and President



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State of California        )
                           )        ss
County of Santa Clara      )

         On 18 August 2004, before me, Notary Public, personally appeared Jean-Jacques Bienaime, personally known to me (proved to me on the basis of satisfactory evidence) to be the person/s whose name/s is/are subscribed to the within instrument and acknowledged to me that s/he/they executed the same in his/her/their authorized capacity/ies, and that by his/her/their signature/s on the instrument the person/s, or the entity upon behalf of which the person/s acted, executed the instrument.

         WITNESS my hand and official seal.

                             /s/ Katherine Holmes Walker
                           -----------------------------------------------------
                             Notary Public


State of California        )
                           )        ss
County of Santa Clara      )

         On 18 August 2004, before me, Notary Public, personally appeared Richard J. Ranieri, personally known to me (proved to me on the basis of satisfactory evidence) to be the person/s whose name/s is/are subscribed to the within instrument and acknowledged to me that s/he/they executed the same in his/her/their authorized capacity/ies, and that by his/her/their signature/s on the instrument the person/s, or the entity upon behalf of which the person/s acted, executed the instrument.

         WITNESS my hand and official seal.

                             /s/ Katherine Holmes Walker
                           -----------------------------------------------------
                             Notary Public


State of California        )
                           )        ss
County of Santa Clara      )

         On 18 August 2004, before me, Notary Public, personally appeared Nancy
J. Ranieri, personally known to me (proved to me on the basis of satisfactory evidence) to be the person/s whose name/s is/are subscribed to the within instrument and acknowledged to me that s/he/they executed the same in his/her/their authorized capacity/ies, and that by his/her/their signature/s on the instrument the person/s, or the entity upon behalf of which the person/s acted, executed the instrument.

         WITNESS my hand and official seal.

                             /s/ Katherine Holmes Walker
                           -----------------------------------------------------
                             Notary Public